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                                                                    Exhibit 18.4

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Calamos Family of Funds(R)                                                                            Systematic Withdrawal

Please complete this form and return to:  Calamos Financial Services, Inc.(R)
                                          1111 East Warrenville Road
                                          Naperville, IL 60563                                        Account Number: ____________
                                          Telephone: 800.823.7386
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To initiate the Systematic Withdrawal Plan, your account must have a minimum share balance of $25,000. For more information, please refer to the "Shareholder Services" section in the Calamos Funds' prospectus.

Interval:        The deduction shall be made: (select one)  [_]Monthly   [_]Quarterly  [_]Annually  [_]Other (Specify below)

     Monthly:    Please process the deduction on or about the [_] 10th, [_]  25th, or [_] 10th and 25th of each month.

     Quarterly:  Please process the deduction at the:   [_] Beginning  [_] End of each quarter.

     Annually:   Please process the deduction on: ___________________________________________________________________________
                                                                                    Date
     Other:      Please specify: ____________________________________________________________________________________________
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Amount:          Please indicate below the Fund(s) from which the payment is to be made and the amount of payment (in dollars or shares).
     [_]Calamos Convertible Fund(R)                     A Shares     $ ___________________ or __________________ Shares
                                                        C Shares     $ ___________________ or __________________ Shares
     [_]Calamos Growth and Income Fund(R)               A Shares     $ ___________________ or __________________ Shares
                                                        C Shares     $ ___________________ or __________________ Shares
     [_]Calamos Strategic Income Fund(R)                A Shares     $ ___________________ or __________________ Shares
                                                        C Shares     $ ___________________ or __________________ Shares
     [_]Calamos Growth Fund(R)                          A Shares     $ ___________________ or __________________ Shares
                                                        C Shares     $ ___________________ or __________________ Shares
     [_]Calamos Global Growth and Income Fund(R)        A Shares     $ ___________________ or __________________ Shares
                                                        C Shares     $ ___________________ or __________________ Shares
     [_]Cash Account Trust (CAT):
          Money Market Portfolio                                     $ ___________________ or __________________ Shares
          Government Securities Portfolio                            $ ___________________ or __________________ Shares
          Tax-Exempt Portfolio                                       $ ___________________ or __________________ Shares
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Address:                 Proceeds will be mailed on the above requested date(s) to:

                         _____________________________________________________________________________________________
                         Name
                         _____________________________________________________________________________________________
                         Street
                         _____________________________________________________________________________________________
                         City                                                State                           Zip Code

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Signature(s):            ____________________________________________________________________________________________
                         Owner
                         ____________________________________________________________________________________________
                         Joint Owner (if joint account, both owners' signatures are required)

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